Exhibit 10.1

SECOND AMENDMENT AGREEMENT
THIS SECOND AMENDMENT AGREEMENT, dated as of May 26, 2016 and effective as of the Amendment Effective Date (as defined below) (this “Agreement”), is entered into by and among the Lenders under the Loan Agreement (as defined below) signatory hereto (the “Consenting Lenders”), the MOHEGAN TRIBAL GAMING AUTHORITY (the “Borrower”), a governmental instrumentality of the Tribe (as defined below), THE MOHEGAN TRIBE OF INDIANS OF CONNECTICUT, a federally recognized Indian tribe and Native American sovereign nation (the “Tribe”), the other Loan Parties party hereto, and CITIZENS BANK, N.A. (f/k/a RBS CITIZENS, N.A.), as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement have the meanings provided in the Loan Agreement (as defined below).
RECITALS
WHEREAS, reference is hereby made to that certain Loan Agreement, dated as of November 19, 2013 (as amended by that certain Increase Joinder and Amendment Agreement dated as of August 11, 2015, among the Borrower, the Tribe, the Administrative Agent and the Lenders party thereto and as further amended, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Loan Agreement”) by and among the Borrower, the Tribe, the Administrative Agent and the banks, financial institutions and other entities from time to time party thereto as lenders or L/C Issuers.
WHEREAS, pursuant to Section 12.01 of the Loan Agreement, the Required Lenders, the Borrower and the Tribe may amend the Loan Agreement as set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.
AMENDMENTS
Section 1.01

(a) Section 1.01 of the Loan Agreement is hereby amended by inserting the following new definitions in alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member

Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Project Inspire” means the development of an integrated casino resort to be located at or about the Incheon International Airport in Incheon, South Korea.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b) The definition of Defaulting Lender is hereby amended by (i) deleting the word “or” at the end of clause (d)(ii) thereof, (ii) deleting the semi-colon at the end of clause (d)(iii) and replacing such semi-colon with “, or” and (iii) inserting a new clause (d)(iv) thereof as follows:
(iv) become the subject of a Bail-In Action;
(c) The definition of Eurodollar Base Rate is amended by inserting the following sentence at the end thereof:
Notwithstanding the foregoing, for purposes of determining the interest rate applicable to Revolving Loans, in no event shall the Eurodollar Base Rate be less than 0.00% per annum.
(d) The definition of Eurodollar Rate is hereby amended by inserting the following language directly before “Where,”:
Notwithstanding the foregoing, if the Eurodollar Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
(e) Section 2.16 of the Loan Agreement is hereby amended by adding the following sentence at the end of sub-section (a)(iv):
Subject to Section 12.30, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(f) Section 9.02 of the Loan Agreement is hereby amended by (i) deleting the word “and” at the end of clause (j) thereof, (ii) deleting the period at the end of clause (k) thereof and replacing such period with “; and” and (iii) inserting a new clause (l) thereof as follows:
(l) Investments in, or otherwise related to, Project Inspire, including without limitation by way of capital contributions to or other investments in Inspire Integrated Resort Co., Ltd. (directly or indirectly through any parent company thereof), so long as Inspire Integrated Resort Co., Ltd. is primarily associated with Project Inspire, the aggregate outstanding amount of which does not exceed $100,000,000.
(g) Through March 31, 2016, the Loan Parties confirm that they have, in reliance on Section 9.02(f)(ii) of the Loan Agreement, made Investments in, or otherwise related to, Project Inspire in an amount equal to $37,435,810 (the “Existing Inspire Investment”). For purposes of determining compliance with Section 9.02 of the Loan Agreement, the parties hereto acknowledge and agree that, from and after the Amendment Effective Date, for so long as it shall remain outstanding, the Existing Inspire Investment, as well as any Investments made in, or otherwise related to, Project Inspire after March 31, 2016 but prior to the Amendment Effective Date, shall be reclassified as an Investment made in reliance on Section 9.02(l) of the Loan Agreement (as opposed to Section 9.02(f)(ii) of the Loan Agreement) and availability pursuant to Section 9.02(f)(ii) of the Loan Agreement shall, as of the Amendment Effective Date, be increased accordingly. Notwithstanding the foregoing, in no case shall the reclassification described in this clause (c) be deemed to permit additional amounts to be subtracted from EBITDA pursuant to clause (b)(ix) of the definition of Excess Cash Flow (as set forth in the Loan Agreement) from and after the Amendment Effective Date.
(h) Article VI of the Loan Agreement is hereby amended by inserting a new Section 6.30 which reads as follows:
6.30 EEA Financial Institution. No Loan Party is an EEA Financial Institution.
(i) Article XII of the Loan Agreement is hereby amended by inserting a new Section 12.30 which reads as follows:
12.30    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
ARTICLE II.

BORROWER’S CERTIFICATIONS
Section 2.01 By its execution of this Agreement, the Borrower hereby certifies as of the date hereof and as of the Amendment Effective Date that:
(a) No Default of Event of Default has occurred and is continuing or will result from the transactions contemplated under this Agreement; and
(b) The representations and warranties of the Tribe and each Loan Party contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties by their terms are made as of a specified date, in which case such representations and warranties are true and correct in all material respects on and as of such specified date and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Loan Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 8.01 of the Loan Agreement; provided that, in any case, if a representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, the applicable materiality qualifier in this Section 2.01(b) shall be disregarded for purposes of such representation and warranty.
ARTICLE III.

CONDITIONS TO THE AMENDMENT EFFECTIVE DATE
Section 3.01 This Agreement shall become effective on the date, which shall be a Business Day (the “Amendment Effective Date”), on which each of the following conditions is satisfied.
(a) Execution of Counterparts.  The Administrative Agent shall have received executed counterparts of this Agreement from the Borrower, the Tribe, each of the other Loan Parties, the Administrative Agent and the Required Lenders.
(b) Certifications. Each of the certifications contained in Section 2.01 shall be true and correct.
(c) Loan Party and Tribe Documents. The Administrative Agent shall have received the following, in each case in form and substance reasonably satisfactory to the Administrative Agent:
(i) such documentation as the Administrative Agent may reasonably require to confirm the existence of the Tribe as a federally recognized Indian Tribe, the formation, valid existence and good standing of Borrower and each other Loan Party, each Loan Party’s and the Tribe’s authority to execute, deliver and perform this Agreement and any related documents, and the identity, authority and capacity of each Senior Officer authorized to act on their behalf, including, without limitation, certified copies of (or “no-change” certifications with respect to) the Constitution, the Gaming Ordinance, the Gaming Authority Ordinance and each Guarantor’s charter and bylaws, and amendments thereto, certified resolutions, and incumbency certificates;

(ii) a certificate of a Senior Officer or Secretary of the Tribe and each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by the Tribe or such Loan Party and the validity against the Tribe or such Loan Party of this Agreement and any related documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required; and
(iii) evidence satisfactory to the Administrative Agent that the Borrower and the Tribe have received all tribal, governmental, enrolled tribal member, Bureau of Indian Affairs, NIGC (it being understood that no “declination” letter shall be required), shareholder and third party consents, approvals and regulatory reviews, necessary in connection with the transactions contemplated hereby; and
(iv) such other documents related to the foregoing matters as the Administrative Agent may reasonably request.
(d) Fees and Expenses.
(i) The Borrower shall have paid to the Administrative Agent for the account of each Consenting Lender that provided an executed counterpart of this Agreement on or before 5:00 PM EST on May 17, 2016 (as such date may be extended with the consent of the Borrower and the Administrative Agent) a consent fee equal to 0.25% of the aggregate principal amount of Revolving Commitment and Term Loans of such Consenting Lender.
(ii) The Borrower shall have paid to the Administrative Agent all fees, expenses and other amounts (without duplication of amounts under clause (ii) below) required to be paid to the Administrative Agent in connection with the entry into this Agreement.
(iii) The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
ARTICLE IV.

REAFFIRMATION OF LOAN DOCUMENTS, ETC.
Section 4.01 Validity of Obligations. Each of the Tribe and each Loan Party acknowledges and agrees that, both before and after giving effect to this Agreement and the other agreements, documents, contracts and certificates contemplated hereby (together with the Agreement, collectively, the “Amendment Documentation”), the Borrower is indebted to the Lenders and the other Secured Parties for the Obligations, without defense, counterclaim or offset of any kind, and each of the Tribe and each Loan Party hereby ratifies and reaffirms the validity, enforceability and binding nature of the Obligations both before and after giving effect to the Amendment Documentation.
Section 4.02 Validity of Liens and Collateral Documents. By executing this Agreement, each of the Tribe and each Loan Party (a) acknowledges receipt of a copy of the Amendment Documentation and consents to the Amendment Documentation, (b) hereby affirms and ratifies the Loan Documents to which it is a party and confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and (c) acknowledges and agrees that notwithstanding the execution and delivery of the Amendment Documentation, (i) such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever (except as expressly provided in the Amendment Documentation) and shall continue to be in full force and effect and (ii) such guarantees, pledges, grants of security interests and other obligations shall continue to guaranty or secure, as applicable, all the Obligations. On and after the Amendment Effective Date, each reference, whether direct or indirect, in the Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” (and each reference in the Loan Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Loan Agreement as amended by, and after giving effect to, this Agreement.
Section 4.03 Representation and Warranties. Each of the Tribe and each Loan Party (other than the Borrower) hereby certifies as of the date hereof and as of the Amendment Effective Date that the representations and warranties of the Tribe or such Loan Party, as applicable, contained in the Loan Documents are true and correct in all material respects with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties by their terms are made as of a specified date, in which case such representations and warranties are true and correct in all material respects on and as of such specified date; provided that, in any case, if a representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, the applicable materiality qualifier in this Section 4.03 shall be disregarded for purposes of such representation and warranty.
Section 4.04 No Waiver. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or any other Person under any of the Loan Documents, or constitute a waiver or modification of any provision of any of the Loan Documents.
ARTICLE V.

MISCELLANEOUS
Section 5.01 Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto; provided, that from and after the Amendment Effective Date, this Agreement may only be modified in accordance with the requirements of Section 12.01 of the Loan Agreement.
Section 5.02 Entire Agreement. This Agreement, the Loan Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
Section 5.03 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
Section 5.04 Governing Law. Except to the extent otherwise expressly provided therein, this Agreement and each other Loan Document shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York, without regard to conflict of law principles that would result in the application of any Law other than the Laws of the State of New York (other than any mandatory provisions of the Uniform Commercial Code of the State of New York relating to the Law governing perfection and the effect of perfection of the security interests granted under the Loan Documents), provided however, that if and only to the extent that any security interest granted to the Administrative Agent for the benefit of the Creditors pursuant to this Agreement or any other Loan Document shall be deemed exempt from the provisions of Article 9 of the Uniform Commercial Code of the State of New York by virtue of Borrower being a governmental entity, then such security interest shall be governed by the corresponding provisions of Article 9 of the Tribe’s Uniform Commercial Code, as adopted by the UCC Ordinance. Borrower and each other party hereto each hereby consents to the application of New York civil law to the construction, interpretation and enforcement of this Agreement and the other Loan Documents, and to the application of New York civil law to the procedural aspects of any suit, action or proceeding relating thereto, including but not limited to legal process, execution of judgments and other legal remedies, except for any procedural matters governed by or relating to the conduct of arbitration under Section 5.05. This Agreement and the other Loan Documents to which Borrower is a party are each “Contracts of the Tribal Gaming Authority” within the meaning of Section 1 of Article XIII (entitled “Tribal Gaming Authority Amendment”) of the Constitution.

Section 5.05 Arbitration Reference.
(a) Mandatory Arbitration. Subject to clause (c) below, at the option of the Administrative Agent (exercised in accordance with consent of the Required Lenders), Borrower, any of its Restricted Subsidiaries that are Tribal Entities or, to the extent it is a party to any such controversy or claim, the Tribe, any controversy or claim between or among the parties arising out of or relating to this Agreement, the other Loan Documents or any agreements or instruments relating hereto or thereto or delivered in connection herewith or therewith and any claim based on or arising from an alleged tort (each, a “Claim”), shall be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association (“AAA”). The arbitrators shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.
(b) Provisional Remedies, Self-Help and Foreclosure. No provision of this Section shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, to foreclose against or sell any real or personal property collateral or security or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of any party to resort to arbitration or reference. At the Required Lenders’ option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.
(c) Limitation.
(i) This Section shall not be construed to require arbitration by the Creditors of any disputes which now exist or hereafter arise amongst themselves which do not involve the Tribe, Borrower or any of the Restricted Subsidiaries and are not related to this Agreement and the Loan Documents.
(ii) Notwithstanding anything to the contrary in this Agreement or any Loan Document, a Claim may only be submitted to or otherwise determined by arbitration pursuant to clause (a) or otherwise if, and only if, each of the courts described in Section 5.07(c)(I) and 5.07(c)(II) lack or decline jurisdiction with respect to such Claim.
(d) Specific Enforcement Representation. Each party to this Agreement severally represents and warrants to the other parties that this Section 5.05 is specifically enforceable against such party by the other parties.
Section 5.06 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL (OR TO THE EXTENT SO DIRECTED IN ACCORDANCE WITH SECTION 5.05, ARBITRATION) WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 5.07 WAIVER OF SOVEREIGN IMMUNITY; CONSENT TO JURISDICTION.
(a) BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES THE SOVEREIGN IMMUNITY OF BORROWER AND EACH OF ITS RESTRICTED SUBSIDIARIES (AND ANY DEFENSE BASED THEREON) FROM ANY SUIT, ACTION OR PROCEEDING OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION, EXERCISE OF CONTEMPT POWERS, OR OTHERWISE) IN ANY FORUM, WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, PROVIDED THAT (1) THE WAIVER CONTAINED IN THIS CLAUSE (a) IS EXPRESSLY LIMITED TO ACTIONS AGAINST BORROWER AND ITS RESTRICTED SUBSIDIARIES AND (2) ANY RECOVERY UPON ANY JUDGMENT RESULTING THEREFROM SHALL BE LIMITED TO RECOVERY AGAINST THE AUTHORITY PROPERTY (OTHER THAN ANY PROTECTED ASSETS), INCLUDING POCONO DOWNS AND THE REVENUES OF BORROWER AND ITS RESTRICTED SUBSIDIARIES AND ALL COLLATERAL RELATING THERETO.
(b) THE TRIBE HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ITS OWN SOVEREIGN IMMUNITY (APPLICABLE TO ITSELF AS AN INDIAN TRIBAL NATION) (AND ANY DEFENSE BASED THEREON) FROM ANY SUIT, ACTION OR PROCEEDING OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION, EXERCISE OF CONTEMPT POWERS, OR OTHERWISE) WITH RESPECT TO THE REPRESENTATIONS AND WARRANTIES OF THE TRIBE, THE COVENANTS OF THE TRIBE, AND EACH EVENT OF DEFAULT CAUSED BY THE TRIBE’S BREACH OF ANY SUCH REPRESENTATION, WARRANTY OR COVENANT, IT BEING EXPRESSLY UNDERSTOOD THAT (1) THE WAIVERS AND CONSENTS CONTAINED IN THIS CLAUSE (b) ARE NOT LIMITED TO ACTIONS AGAINST BORROWER AND ITS RESTRICTED SUBSIDIARIES, (2) ANY ACTION DESCRIBED IN THIS CLAUSE (b) MAY BE BROUGHT AGAINST THE TRIBE, AND (3) ANY RECOVERY UPON ANY JUDGMENT RESULTING FROM ANY SUCH ACTION MAY BE HAD AGAINST THE ASSETS AND REVENUES OF THE TRIBE IN A MANNER CONSISTENT WITH SECTION 5.08.
(c) Each of the Tribe and Borrower hereby EXPRESSLY AND irrevocably submits to the exclusive (subject to Section 5.05 and other than with respect to actions by THE ADMINISTRATIVE agent in respect of rights under any collateral document governed by laws other than the laws of the state of New York or with respect to any collateral subject thereto) jurisdiction of (I) any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, (ii) in the event that the courts described in clause (I) above lack or decline jurisdiction, any Connecticut state court or federal court of the United States of America sitting in Connecticut, and any appellate court from any thereof and (iii) in the event that the courts described in clauses (I) and (ii) above lack or decline jurisdiction, any other court of competent jurisdiction, INCLUDING, SUBJECT TO CLAUSE (g) below, any tribal court, in each case in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that THE ADMINISTRATIVE Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Tribe or Borrower or their respective properties in the courts of any jurisdiction.
(d) Each of the Tribe and Borrower hereby expressly and irrevocably waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court described in clause (c) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(e) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12.02 of the Loan Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
(f) THE WAIVERS AND CONSENTS DESCRIBED IN THIS SECTION SHALL INURE TO THE BENEFIT OF THE CREDITORS AND EACH OTHER PERSON WHO IS ENTITLED TO THE BENEFITS OF THE LOAN DOCUMENTS (INCLUDING WITHOUT LIMITATION THE INDEMNITEES REFERRED TO IN SECTION 12.04 OF THE LOAN AGREEMENT). SUBJECT TO SECTIONS 5.09 AND 5.10 THE CREDITORS AND SUCH OTHER PERSONS SHALL HAVE AND BE ENTITLED TO ALL AVAILABLE LEGAL AND EQUITABLE REMEDIES, INCLUDING THE RIGHT TO SPECIFIC PERFORMANCE, MONEY DAMAGES AND INJUNCTIVE OR DECLARATORY RELIEF. THE WAIVERS OF SOVEREIGN IMMUNITY AND CONSENTS TO JURISDICTION CONTAINED IN THIS SECTION ARE IRREVOCABLE.
(g) THE TRIBE AND BORROWER EACH AGREES THAT ANY ACTION FOR THE ENTRY OF JUDGMENT ON AND/OR ENFORCEMENT OF AN ARBITRATION AWARD OR COURT ORDER OR JUDGMENT MAY BE BROUGHT IN THE MOHEGAN TRIBAL GAMING DISPUTES COURT. THE TRIBE AND BORROWER EACH EXPRESSLY WAIVES THE APPLICATION OF THE DOCTRINES OF EXHAUSTION OF TRIBAL REMEDIES AND ANY RIGHT OF COMITY WITH RESPECT TO ANY TRIBAL COURT OR ANY TRIBAL COURT OF APPEALS THE TRIBE MAY NOW OR HEREAFTER MAINTAIN. IN ANY EVENT, NO ACTION MAY BE BROUGHT IN ANY TRIBAL COURT WITHOUT THE PRIOR WRITTEN CONSENT OF THE ADMINISTRATIVE AGENT (WITH THE CONSENT OF THE REQUIRED LENDERS).
Section 5.08 Lender Covenant. In any action or proceeding against Borrower or any of its Restricted Subsidiaries to enforce the Loan Documents which is not also an action or proceeding against the Tribe, the Creditors agree that they shall have no recourse to the Tribe or to its property which is not Authority Property. In any action or proceeding to enforce the Loan Documents which includes the Tribe, the Creditors agree that they shall, to the extent then permitted by applicable Law, take commercially practicable steps to enforce any claim for damages awarded to the Creditors by any court, tribunal, arbitrator or other decision maker against Borrower or the Authority Property prior to taking general recourse to the Tribe or any Property thereof which is not Authority Property. The provisions of this Section shall not be construed (a) to create any recourse on the part of the Creditors against the Tribe, the property of the Tribe which is not Authority Property or revenues except for any breach of the Tribe’s own representations, warranties and covenants, or (b) to require exhaustion by the Creditors of any remedies against Borrower, its Restricted Subsidiaries or the Authority Property prior to having recourse, in the proper case, against the Tribe and its property which is not Authority Property.
Section 5.09 Gaming Law Limitations. Notwithstanding any provision in this Agreement or any other Loan Document, none of the Creditors shall engage in any of the following: planning, organizing, directing, coordinating, controlling or managing all or any portion of the Tribe’s or Borrower’s or any other Tribal Entity’s gaming operations that are regulated by IGRA (collectively, “Management Activities”), including (but not limited to) with respect to the following:
(a) the training, supervision, direction, hiring, firing, retention, or compensation (including benefits) of any employee (whether or not a management employee) or contractor;
(b) any employment policies or practices;
(c) the hours or days of operation;
(d) any accounting systems or procedures;
(e) any advertising, promotions or other marketing activities;
(f) the purchase, lease, or substitution of any gaming device or related equipment or software, including player tracking equipment;

(g) the vendor, type, theme, percentage of pay-out, display or placement of any gaming device or equipment; or
(h) budgeting, allocating, or conditioning payments of any Tribal Entity’s operating expenses;
provided, however, that a Creditor will not be in violation of the foregoing restriction solely because such Creditor:
(1)    enforces compliance with any term in any Loan Document that does not require the gaming operation to be subject to any third-party decision-making as to any Management Activities; or
(2)    requires that all or any portion of the revenues securing the Loans and other Obligations be applied to satisfy valid terms of the Loan Documents; or
(3)    otherwise forecloses on all or any portion of the property securing the Obligations.
Section 5.10 Section 81 Compliance.  The parties hereto agree that any right, restriction or obligation contained in this Agreement or any other Loan Document that “encumbers Indian land” within the meaning of 25 U.S.C. § 81(b) shall not be effective for longer than six years, 364 days unless such Loan Document is an agreement or contract described in 25 U.S.C. § 81(c) or bears the approval of the Secretary of the Interior within the meaning of 25 U.S.C. § 81(b).
Section 5.11 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
Section 5.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission, e-mail in Adobe “.pdf” format, or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
Section 5.13 Consent. By executing this Agreement, each signatory that is a Lender under the Loan Agreement hereby consents and agrees to the amendments to the Loan Agreement set forth in this Agreement.
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Amendment Agreement as of the date first set forth above.

MOHEGAN TRIBAL GAMING AUTHORITY

By: /s/ Mario Kontomerkos
Name: Mario Kontomerkos
Title: Chief Financial Officer

THE MOHEGAN TRIBE OF INDIANS OF CONNECTICUT

By: /s/ Kevin P. Brown
Name: Kevin P. Brown
Title: Chairman

MOHEGAN BASKETBALL CLUB LLC

By: /s/ Mario Kontomerkos
Name: Mario Kontomerkos
Title: Vice President and Treasurer

MOHEGAN COMMERCIAL VENTURES PA, LLC

By: /s/ Mario Kontomerkos
Name: Mario Kontomerkos
Title: Vice President, Secretary and Treasurer

DOWNS RACING, L.P.
By Mohegan Commercial Ventures PA, LLC,
its general manager

By: /s/ Mario Kontomerkos
Name: Mario Kontomerkos
Title: Vice President, Secretary and Treasurer

BACKSIDE, L.P.
By Mohegan Commercial Ventures PA, LLC,
its general partner

By: /s/ Mario Kontomerkos
Name: Mario Kontomerkos
Title: Vice President, Secretary and Treasurer

MILL CREEK LAND, L.P.
By Mohegan Commercial Ventures PA, LLC,
its general partner

By: /s/ Mario Kontomerkos
Name: Mario Kontomerkos
Title: Vice President, Secretary and Treasurer

NORTHEAST CONCESSIONS, L.P.
By Mohegan Commercial Ventures PA, LLC,
its general partner

By: /s/ Mario Kontomerkos
Name: Mario Kontomerkos
Title: Vice President, Secretary and Treasurer

MOHEGAN VENTURES-NORTHWEST, LLC

By: /s/ Mario Kontomerkos
Name: Mario Kontomerkos
Title: Treasurer

MOHEGAN GOLF, LLC

By: /s/ Mario Kontomerkos
Name: Mario Kontomerkos
Title: Manager

WISCONSIN TRIBAL GAMING, LLC

By: /s/ Mario Kontomerkos
Name: Mario Kontomerkos
Title: Vice President, Secretary and Treasurer

MTGA GAMING, LLC

By: /s/ Mario Kontomerkos
Name: Mario Kontomerkos
Title: Vice President, Secretary and Treasurer

MOHEGAN VENTURES-WISCONSIN, LLC
By Mohegan Tribal Gaming Authority,
its sole manager and member

By: /s/ Mario Kontomerkos
Name: Mario Kontomerkos
Title: Chief Financial Officer

CITIZENS BANK, N.A.,
as Administrative Agent

By: /s/ Clifford Mellor
Name: Clifford Mellor
Title: Senior Vice President

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Clifford Mellor
Name: Clifford Mellor
Title: Senior Vice President

If two signatures required:

By: _______________
Name:
Title: